------------------
                                                         27th annual Report


                                                         ------------------
                                                              Seligman

                                                               Capital

                                                              Fund, Inc.
                                                         ------------------






                                                          December 31, 1995
Seligman Financial Services, Inc.
       an affiliate of
          [Logo]
                                                                [Logo]
     J. & W. Seligman & Co.
          Incorporated
        Established 1864
100 Park Avenue, New York, NY  10017


This report is intended only for the
information of shareholders or those who                 ------------------
have received the offering prospectus
covering shares of Capital Stock of                 A Capital Appreciation Fund
Seligman Capital Fund, Inc., which
contains information about the sales                     Established in 1969
charges, management fee, and other costs.
Please read the prospectus carefully
before investing or sending money.

                              EQCA2 12/95

================================================================================
SELIGMAN CAPITAL FUND
--------------------------------------------------------------------------------

A mutual fund that invests primarily in common stocks believed to provide capital appreciation opportunities. Current income is not an objective.



HIGHLIGHTS OF 1995
--------------------------------------------------------------------------------

                                                               DECEMBER 31, 1995                  DECEMBER 31, 1994
                                                             ---------------------              ----------------------
                                                             CLASS A       CLASS D              CLASS A        CLASS D
----------------------------------------------------------------------------------------------------------------------
Net Assets (in thousands)............................       $215,688        $9,137             $162,556         $3,179
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share............................         $15.59        $14.94               $13.17         $12.82
  With December 1995 Gain Distribution
    Taken in Shares..................................          18.08         17.43                   --             --
  Increase in Net Asset Value with Gain
    Distribution Taken in Shares.....................          37.32%        35.98%                  --             --
----------------------------------------------------------------------------------------------------------------------
Distribution of Realized Gain per Share..............         $2.298        $2.298                $1.60          $1.60
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of Average Net Assets......        $0.0109       $0.0202              $0.0113        $0.0266
----------------------------------------------------------------------------------------------------------------------

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Your Fund performed favorably during the past year, though its performance modestly trailed the Standard & Poor's 500 Composite Stock Price Index (S&P
500). The S&P 500's total return was driven by better-than-average advances by the companies with the largest market capitalizations, and therfore heaviest weightings, in the Index. As a result, the S&P 500 outperformed more than 87% of US equity funds. Long-term performance results and an interview with your Portfolio Manager begin on page 3.
     For Class A and D shares, net realized gain per share from investment transactions for the 12 months totaled $2.43. Net unrealized gain per share totaled $4.39 at December 31. A realized gain distribution of $2.298 was paid on November 22, to shareholders of record November 16.
    The US equity markets had a banner year. After a pessimistic start, many factors including low inflation, falling interest rates, and strong corporate earnings paved the way for a memorable year.
    Overall, the market indices tell the best story. The S&P 500, which had its second best gain since 1957, was up 34.11%, and other indices such as the New York Stock Exchange Composite and the Wilshire 5000 were up 30% or more for the year. The leading market indices have only twice, since the end of World War II, risen more than 1995's powerful advance.
    The equity markets did, however, teeter towards the end of the year due to the Federal budget stalemate between the White House and Congress, which brought on fears of higher inflation and interest rates. Nevertheless, the deadlock in Washington did not deter the Federal Reserve Board from lowering short-term interest rates on December 19 -- a move that quickly rejuvenated the equity markets.
    Looking forward, the slowing economy, the budget negotiations, and the 1996 Presidential election are a few of the factors that may create somewhat more volatile markets in the year ahead.
    We remain optimistic about your Fund's performance and will continue to search for, and invest in, those companies that can sustain earnings growth in a challenging and competitive global business environment -- a strategy we believe is key to investment performance.
    A Special Meeting of Shareholders was held on December 12, at which several proposals were voted on. The results of the Special Meeting appear on page 18.
    We thank you for your continued investment in Seligman Capital Fund, and look forward to serving your investment needs in 1996 and the years ahead.

By order of the Board of Directors,


/s/ William C. Morris


William C. Morris
Chairman




                                     /s/ Brian T. Zino

                                     Brian T. Zino
                                     President

February 2, 1996

================================================================================
SELIGMAN CAPITAL FUND
--------------------------------------------------------------------------------

ANNUAL PERFORMANCE OVERVIEW

The following is a biography of your Portfolio Manager, a discussion with him regarding Seligman Capital Fund, and a comparison chart and table of your Fund's performance against the Standard & Poor's 500 Composite Stock Price Index and the Lipper Capital Appreciation Fund Average.


YOUR PORTFOLIO MANAGER

                  Loris D. Muzzatti is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Vice President and Portfolio Manager of Seligman Capital Fund for the past seven years. Mr. Muzzatti, who joined Seligman in 1985, also manages Seligman
    [photo] Growth Fund, the Capital portfolio of Seligman Portfolios, Inc., the US portion of Seligman Henderson Global Growth Opportunities Fund, and a portion of the firm's institutional accounts. Mr. Muzzatti is assisted by a team of seasoned research professionals who are responsible for identifying companies that offer the greatest capital appreciation potential consistent with Seligman Capital Fund's objective.


Your Manager's Investment Strategy
"OVERWEIGHTING THE TECHNOLOGY SECTOR OF YOUR FUND IN THE FIRST HALF OF 1995, WHEN THE END-MARKETS IN TELECOMMUNICATIONS AND COMPUTER-RELATED PRODUCTS WERE STRONG, CONTRIBUTED POSITIVELY TO PERFORMANCE. CONVERSELY, OUR UNDERWEIGHTING OF THE UTILITIES SECTOR, WHICH BENEFITED FROM THE DECLINE IN INTEREST RATES, NEGATIVELY AFFECTED YOUR FUND'S PERFORMANCE."

Economic Factors Affecting Seligman Capital Fund
"STRONG GROWTH IN CORPORATE PROFITS, WITH MODEST INFLATION AND LOWER INTEREST RATES, PROVIDED A BENEFICIAL ECONOMIC ENVIRONMENT FOR THE STRONG US EQUITY MARKETS IN 1995. THESE FAVORABLE ECONOMIC FACTORS HELPED YOUR FUND'S TECHNOLOGY AND INTEREST-SENSITIVE ISSUES POST SIGNIFICANT GAINS DURING THE YEAR. ON THE OTHER HAND, POOR RETAIL SALES, INCLUDING A DOWNHEARTED HOLIDAY PERIOD, MADE IT VERY DIFFICULT FOR RETAILERS AND INDUSTRIES ASSOCIATED WITH THIS SECTOR."

Individual Sector Performance
"THE FINANCIAL SECTOR WAS THE STRONGEST PERFORMING SECTOR, BENEFITING FROM BOTH A FAVORABLE ECONOMIC ENVIRONMENT AND STRONG INDIVIDUAL COMPANY PERFORMANCE. THE BASIC MATERIALS SECTOR, HOWEVER, WAS THE WEAKEST SECTOR, DUE MAINLY TO DECLINING STEEL PRICES AND GENERALLY POOR EARNINGS RESULTS."

Outlook for the Year Ahead
"LOOKING AHEAD, YOUR FUND IS WELL POSITIONED TO TAKE ADVANTAGE OF CONTINUED STRENGTH IN THE US EQUITY MARKETS. OUR WELL-DIVERSIFIED PORTFOLIO OF STRONG, PROFITABLE COMPANIES SHOULD PROVIDE GOOD RELATIVE EARNINGS GAINS IN AN ENVIRONMENT WHERE THE S&P 500 EARNINGS GROWTH IS EXPECTED TO SLOW."

================================================================================
PERFORMANCE COMPARISON CHART AND TABLE                         December 31, 1995
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Capital Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1995, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Capital Appreciation Fund Average (Lipper Capital) for the same period. The performance of Seligman Capital Fund Class D shares is not shown in this chart, but is included in the table below. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Capital excludes the effect of any sales charges.


        Seligman Capital Fund    Seligman Capital Fund
            --Class A                --Class A                                         Lipper
          With Sales Charge      Without Sales Charge         S&P 500 Index           Capital
        ---------------------    ---------------------        -------------           --------
12/31/85       9524.52                  10000                    10000                10000.00
 3/31/86      11534.2                   12110.01                 11410.50             11609.00
 6/30/86      12423.18                  13043.36                 12083.03             12425.11
 9/30/86      11011.28                  11560.98                 11240.12             11141.60
12/31/86      11220.69                  11780.84                 11866.53             11460.25
 3/31/87      13573.19                  14250.78                 14400.28             13987.23
 6/30/87      14106.87                  14811.1                  15123.17             14211.03
 9/30/87      14756.17                  15492.82                 16120.85             14935.79
12/31/87      10930.08                  11475.72                 12489.63             11557.32
 3/31/88      11068.93                  11621.51                 13200.78             12565.11
 6/30/88      11723.55                  12308.8                  14079.96             13247.40
 9/30/88      11207.79                  11767.3                  14127.69             13076.51
12/31/88      11200.57                  11759.72                 14563.81             13186.35
 3/31/89      12104.36                  12708.63                 15596.38             14206.97
 6/30/89      13008.15                  13657.54                 16973.08             15374.79
 9/30/89      15149.28                  15905.56                 18790.72             16966.08
12/31/89      14833.58                  15574.1                  19178.56             16691.23
 3/31/90      14354.3                   15070.9                  18601.67             16292.31
 6/30/90      16582.94                  17410.79                 19771.90             17300.80
 9/30/90      12832.6                   13473.23                 17054.65             14351.01
12/31/90      15038.44                  15789.19                 18583.43             15315.40
 3/31/91      18215.24                  19124.58                 21282.86             18190.10
 6/30/91      18360.19                  19276.76                 21234.12             17935.44
 9/30/91      20534.42                  21559.54                 22369.72             19510.17
12/31/91      23260.56                  24421.76                 24245.20             21334.37
 3/31/92      22953.4                   24099.26                 23632.77             21443.18
 6/30/92      21906.25                  22999.85                 24082.26             20654.07
 9/30/92      23274.52                  24436.42                 24841.58             21112.59
12/31/92      25950.1                   27245.56                 26092.60             23348.41
 3/31/93      26193.76                  27501.39                 27232.06             24223.98
 6/30/93      25919.64                  27213.58                 27364.68             24897.41
 9/30/93      27579.59                  28956.4                  28072.06             26635.25
12/31/93      27196.39                  28554.07                 28722.49             27239.87
 3/31/94      26360.89                  27676.86                 27633.33             26340.95
 6/30/94      23308.76                  24472.36                 27749.67             25208.29
 9/30/94      25337.83                  26602.73                 29106.35             26897.24
12/31/94      25276.46                  26538.29                 29101.69             26439.99
 3/31/95      26696.7                   28029.43                 31935.32             28198.25
 6/30/95      29114.95                  30568.4                  34983.87             30784.03
 9/30/95      31609.97                  33187.97                 37764.04             33751.61
12/31/95      34709.23                  36441.95                 40037.43             34477.27


The table below shows the average annual total returns for the one-, five-, and 10 -year periods through December 31, 1995, for the Seligman Capital Fund Class A shares, with and without the maximum initial sales charge of 4.75%, the S&P 500, and the Lipper Capital. Also included in the table are the average annual total returns for the one-year and since-inception periods through December 31, 1995, for the Seligman Capital Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, the S&P 500, and the Lipper Capital.


AVERAGE ANNUAL TOTAL RETURNS
                                  ONE      FIVE      10
                                  YEAR     YEARS    YEARS
                                 ------   ------   -------
Seligman Capital Fund
  Class A with sales charge      30.77%    17.07%   13.25%
  Class A without sales charge   37.32     18.21    13.80
S&P 500                          37.58     16.59    14.86
Lipper Capital                   30.40     17.62    13.18
*From 4/30/93.

                                               SINCE
                                  ONE        INCEPTION
                                  YEAR        5/3/93
                                 ------     -----------
Seligman Capital Fund
  Class D with CDSL              34.98%         n/a
  Class D without CDSL           35.98        11.67%
S&P 500                          37.58        16.62*
Lipper Capital                   30.40        14.71*


No adjustment was made to performance for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of Class A shares. The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN CAPITAL FUND
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1995
GAIN DISTRIBUTION FOR
TAXABLE ACCOUNTS

A distribution of $2.298 per share, consisting of $2.006 from net long-term and $0.292 from net short-term gain realized on investments in 1995, was paid on November 22, 1995, to both Class A and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1995 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

    If the distribution was paid in shares, the per share cost basis for federal income tax purposes is $14.36 for Class A shares and $13.77 for Class D shares.

    A year-end statement of account showing activity for 1995 and a combined Form 1099-DIV-B have been mailed to each shareholder. The Form 1099-B shows the proceeds of any redemptions paid to shareholders during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid during the year.

================================================================================
SELIGMAN CAPITAL FUND
--------------------------------------------------------------------------------
DIVERSIFICATION OF ASSETS December 31, 1995

                                                                                                         PERCENT
                                                                                         PERCENT           OF
                                                                                         OF NET        NET ASSETS
                                              ISSUES       COST             VALUE        ASSETS       DEC. 31, 1994
                                              ------   ------------     -------------    -------     --------------
NET CASH AND SHORT-TERM HOLDINGS  ..........     2      $ 10,031,556    $ 10,031,556        4.5             6.7
                                                --      ------------   -------------      -----           -----
COMMON STOCKS
Automotive and related......................     2         5,642,287       6,015,625        2.7             2.5
Basic materials.............................     4         8,898,366      10,691,719        4.8             4.5
Business services and supplies..............     4         5,551,730      13,595,624        6.0             6.6
Computer goods and services.................     5         8,421,934      16,002,188        7.1            11.5
Consumer goods and services.................    10        14,502,518      21,081,644        9.4            11.4
Drugs and health care.......................    13        31,671,307      42,205,000       18.8            10.4
Financial services..........................     8        19,441,187      25,946,863       11.5             3.6
Food and food services......................     2         4,212,938       6,787,500        3.0             2.4
Industrial goods and services...............     2         4,201,094       5,587,500        2.5             2.9
Leisure and related.........................     6        14,105,997      16,350,625        7.3             5.0
Packaging...................................     1         1,645,997       1,375,000        0.6              --
Retail trade................................     6         9,214,147      14,415,000        6.4            11.5
Software....................................    11        18,915,691      27,782,874       12.3            10.4
Telecommunications..........................     2         4,983,776       6,889,375        3.1            10.6
Other.......................................     1                --          67,570         --              --
                                                --      ------------    ------------      -----           -----
                                                77       151,408,969     214,794,107       95.5            93.3
                                                --      ------------    ------------      -----           -----
NET ASSETS .................................    79      $161,440,525    $224,825,663      100.0           100.0
                                                ==      ============    ============      =====           =====


================================================================================
SELIGMAN CAPITAL FUND
--------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND
LARGEST PORTFOLIO CHANGES*
DURING PAST THREE MONTHS
                                       SHARES
                              --------------------------
                                              HOLDINGS
ADDITIONS                      INCREASE       12/31/95
------------                  -----------    -----------
Amerin                         165,000       165,000
Compaq Computers                45,000        45,000
Donaldson, Lufkin & Jenrette   125,000       125,000
Guidant                        110,000       110,000
Humana                         100,000       100,000
MBNA                            85,000        85,000
Mid Atlantic Medical Services  125,000       125,000
Oakley                          79,650       119,900
OfficeMax                      100,000       100,000
Sterling Software               50,000        50,000

                                              HOLDINGS
REDUCTIONS                     DECREASE       12/31/95
--------------                -----------   ------------
AVX                            100,500            --
CBS                             50,000            --
Crown Cork & Seal               70,000            --
DSC Communications              90,000            --
Eaton                           65,000            --
HFS Group                       50,000        75,000
Intel                           50,000        50,000
MEMC Electronic Materials       81,600            --
Motorola                        80,000            --
Symantec                       150,000            --

* Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.


MAJOR PORTFOLIO HOLDINGS
AT DECEMBER 31, 1995

SECURITY                                         VALUE
-----------                                   ----------
Travelers................................     $7,859,375
PepsiCo..................................      6,146,250
HFS Group................................      6,131,250
Amgen....................................      5,931,250
FIserv...................................      5,239,063
Interpublic Group of Companies...........      5,205,000
United Healthcare........................      4,912,500
Home Depot...............................      4,787,500
Guidant..................................      4,647,500
Amerin...................................      4,403,438

================================================================================
PORTFOLIO OF INVESTMENTS                                      December 31, 1995
--------------------------------------------------------------------------------


                                   SHARES        VALUE
                                  --------     ---------
COMMON STOCKS   95.5%
AUTOMOTIVE AND RELATED   2.7%
Cooper Tire & Rubber
   Automobile and truck tires,
   rubber products............     75,000    $ 1,846,875
Harley-Davidson
   Motorcycle manufacturer....    145,000      4,168,750
                                             -----------
                                               6,015,625
                                             -----------

BASIC MATERIALS   4.8%
Minerals Technologies
   Marketer of specialty
   minerals and products......     75,000      2,737,500
Nucor
   Manufacturer of steel joints,
   angles, and rounds.........     70,000      3,998,750
Olin
   Chemicals, metals, and defense
   products...................     25,000      1,857,813
Schulman, A.
   Manufacturer of plastics...     93,750      2,097,656
                                             -----------
                                              10,691,719
                                             -----------

BUSINESS SERVICES AND SUPPLIES   6.0%
CKS Group
   Wide range of integrated marketing
   communication services.....     15,500        602,562
HFS Group*
   Franchiser of hotels and residential
   real estate brokerage......     75,000      6,131,250
Interpublic Group of Companies
   Worldwide advertising agency   120,000      5,205,000
Meta Group
   Consulting company.........     54,100      1,656,812
                                             -----------
                                              13,595,624
                                             -----------

COMPUTER GOODS AND SERVICES   7.1%
Ceridian*
   Computer services..........    100,000      4,125,000
Compaq Computers
   A leading global PC
   manufacturer...............     45,000      2,160,000
FIserv*
   Data processing services...    175,000      5,239,063
Intel
   Semiconductor/memory circuits   50,000      2,840,625
LSI Logic*
   Manufacturer of complex logic
   circuits...................     50,000      1,637,500
                                             -----------
                                              16,002,188
                                             -----------

CONSUMER GOODS AND SERVICES   9.4%
Block (H.&R.)
   Tax, computer, and personal
   services...................     50,000      2,025,000
CUC International*
   Member-based consumer
   goods......................     30,000      1,023,750
Department 56*
   Designer, importer, and
   distributor of fine quality
   collectibles...............     17,000        652,375
Estee Lauder*
   Cosmetics and toiletries...     50,000      1,743,750
Gucci Group*
   Manufacturer and marketer of
   apparel....................     29,250      1,137,094
Newell
   Home furnishings...........    150,000      3,881,250
Oakley
   Manufacturer of sunglasses.    119,900      4,076,600
Tambrands
   Manufacturer of feminine
   hygiene products...........     20,300        969,325
Tommy Hilfiger
   Designer and distributor of
   men's apparel..............    100,000      4,237,500
UST Inc.
   Tobacco and pipes..........     40,000      1,335,000
                                             -----------
                                              21,081,644
                                             -----------

DRUGS AND HEALTH CARE   18.8%
AmeriSource Health*
   Distributor of pharmaceutical
   supplies...................    100,000      3,300,000
Amgen*
   Researcher and developer of
   biological products........    100,000      5,931,250
Bristol-Myers Squibb
   Health and personal care products50,000     4,293,750
Columbia/HCA Healthcare
   Health care facilities
   and services...............     75,000      3,806,250
EmCare Holdings
   Physician services.........     65,000      1,535,625
Guidant
   Cardiac rhythm management
   and coronary artery disease
   intervention...............    110,000      4,647,500
Humana*
   Provider of managed health
   care plans.................    100,000      2,737,500

================================================================================
PORTFOLIO OF INVESTMENTS                                      December 31, 1995
--------------------------------------------------------------------------------

                                   SHARES        VALUE
                                  --------     ---------
Lumisys*
   Medical image digitizers...    150,000    $ 1,687,500
Mid Atlantic Medical Services*
   Managed health care services   125,000      3,031,250
Oxford Health Plans
   Provider of health benefit
   services...................     25,000      1,843,750
Physio Control Holding
   Manufacturer of integrated line
   of non-invasive emergency
   cardiac defibrillators.....    145,000      2,628,125
Sunrise Medical*
   Manufacturer of home health
   care products..............    100,000      1,850,000
United Healthcare
   Health maintenance
   organization...............     75,000      4,912,500
                                             -----------
                                              42,205,000
                                             -----------

FINANCIAL SERVICES   11.5%
Allmerica Financial
   Property liability insurance    62,500      1,687,500
Amerin
   Mortgage insurance provider    165,000      4,403,438
Checkfree*
   Electronic commerce........     85,400      1,825,425
Donaldson Lufkin & Jenrette
   Leading investment and
   merchant bank..............    125,000      3,906,250
MBNA
   Issuer of bank credit cards     85,000      3,134,375
Meadowbrook Insurance
   Alternative risk insurance
   company....................     20,500        686,750
Progressive (Ohio)
   High-risk auto insurance...     50,000      2,443,750
Travelers
   Diversified financial services 125,000      7,859,375
                                             -----------
                                              25,946,863
                                             -----------

FOOD AND FOOD SERVICES   3.0%
Boston Chicken*
   Operator of franchised food service
   stores.....................     20,000        641,250
PepsiCo
   Soft drinks, consumer
   products...................    110,000      6,146,250
                                             -----------
                                               6,787,500
                                             -----------


INDUSTRIAL GOODS AND SERVICES   2.5%
Lam Research*
   Manufacturer of plasma-etching
   equipment..................     30,000      1,368,750
UCAR International*
   Provider of graphite
   electrodes ................    125,000      4,218,750
                                             -----------
                                               5,587,500
                                             -----------

LEISURE AND RELATED   7.3%
British Sky Broadcasting (ADRs)*
   Satellite delivered entertainment
   channel in the UK..........     60,000      2,257,500
Circus Circus Enterprises*
   Casino hotels..............     75,000      2,090,625
Infinity Broadcasting*
   Owner/operator of radio
   stations...................    115,000      4,283,750
Mirage Resorts*
   Hotel/casino complex.......    100,000      3,450,000
Sierra On Line*
   Developer of entertainment
   software products..........     25,000        715,625
Viacom (Class B)
   Diverse entertainment
   communications company.....     75,000      3,553,125
                                             -----------
                                              16,350,625
                                             -----------

PACKAGING   0.6%
Ball
   Manufacturer of containers.     50,000      1,375,000
                                             -----------


RETAIL TRADE   6.4%
Borders Group
   Leading book superstore....     90,000      1,665,000
Home Depot
   Home improvement stores....    100,000      4,787,500
MSC Industrial Direct
   Catalog marketer of industrial
   products...................     45,000      1,237,500
Nordstrom
   Department store chain.....     50,000      2,018,750
Office Depot*
   Office supply retailer.....    125,000      2,468,750
OfficeMax
   Office supplies superstore.    100,000      2,237,500
                                             -----------
                                              14,415,000
                                             -----------

================================================================================
PORTFOLIO OF INVESTMENTS (continued)                           December 31, 1995
--------------------------------------------------------------------------------

                                   SHARES        VALUE
                                  --------     ---------
SOFTWARE   12.3%
Activision
   PC CD-ROM-based
   entertainment..............    101,000    $ 1,117,312
Arbor Software*
   Multidimensional software..     50,000      2,350,000
Comshare*
   Timesharing computer services  150,000      3,975,000
DST Systems*
   Mutual fund data processing
   services...................     66,500      1,895,250
Informix*
   Designer, manufacturer, and
   supporter of database
   management systems.........     95,000      2,855,937
Microsoft*
   Microcomputer software.....     40,000      3,512,500
Objective Systems Integrators*
   Client/server software solutions
   for network operations support  50,000      2,731,250
Parametric Technology*
   Developer of mechanical design
   software...................     35,000      2,323,125
Sterling Software
   Software and network services,
   automated program design
   software...................     50,000      3,118,750
Sybase*
   Developer of database
   management software........    100,000      3,587,500
UUNET Technologies*
   Internet access services...      5,000        316,250
                                             -----------
                                              27,782,874
                                             -----------


TELECOMMUNICATIONS   3.1%
Century Telephone Enterprises
   Regional telephone services    100,000      3,175,000
WorldCom*
   Long distance carrier......    105,000      3,714,375
                                             -----------
                                               6,889,375
                                             -----------
OTHER   ......................                    67,570
                                             -----------


TOTAL COMMON STOCKS
   (Cost $151,408,969) .......               214,794,107
                                           -------------


                                  PRIN. AMT.     VALUE
                                  ---------    ---------

SHORT-TERM HOLDINGS   7.0%
ABN-AMRO Bank,
   Grand Cayman,
   Fixed Time Deposit,
   57/8%, 1/2/96 .................$7,890,000 $ 7,890,000

First National Bank of Chicago,
   Grand Cayman,
   Fixed Time Deposit,
   513/16%, 1/2/96 ...............7,890,000    7,890,000
                                             -----------

TOTAL SHORT-TERM HOLDINGS
   (Cost $15,780,000) ............            15,780,000
                                             -----------
TOTAL INVESTMENTS   102.5%
   (Cost $167,188,969) ...........           230,574,107
OTHER ASSETS
  LESS LIABILITIES   (2.5)% ......           (5,748,444)
                                             -----------


NET ASSETS   100.0% ..............          $224,825,663
                                            ============


-----------------------------
   * Non-income producing security.
   Descriptions of companies have not been audited by
     Deloitte & Touche LLP.
   See notes to financial statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            December 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
   Common stocks (cost $151,408,969).......................................       $ 214,794,107
   Short-term holdings (cost $15,780,000)..................................          15,780,000       $ 230,574,107
                                                                                  -------------
Cash.......................................................................                                 500,639
Receivable for Capital Stock sold..........................................                                 820,502
Receivable for securities sold.............................................                                 352,375
Receivable for dividends and interest......................................                                  74,280
Investment in, and expenses prepaid to, shareholder service agent..........                                  20,919
Other......................................................................                                  57,424
                                                                                                       ------------
Total Assets ..............................................................                             232,400,246
                                                                                                       ------------
LIABILITIES:
Payable for securities purchased...........................................                               7,009,916
Payable for Capital Stock repurchased......................................                                 141,728
Accrued expenses, taxes, and other.........................................                                 422,939
                                                                                                       ------------
Total Liabilities .........................................................                               7,574,583
                                                                                                       ------------
Net Assets ................................................................                            $224,825,663
                                                                                                       ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 40,000,000 shares authorized; 14,450,324 shares outstanding):
  Class A..................................................................                            $ 13,838,572
  Class D..................................................................                                 611,752
Additional paid-in capital.................................................                             140,534,028
Accumulated net investment loss............................................                                 (89,966)
Undistributed net realized gain............................................                               6,546,139
Net unrealized appreciation of investments.................................                              63,385,138
                                                                                                       ------------
Net Assets ................................................................                            $224,825,663
                                                                                                       ============

NET ASSET VALUE PER SHARE:
Class A ($215,688,328 / 13,838,572 shares) ................................                                  $15.59
                                                                                                             ======

Class D ($9,137,335 / 611,752 shares) .....................................                                  $14.94
                                                                                                             ======

-----------------------------
See notes to financial statements.

================================================================================
STATEMENT OF OPERATIONS                     For the Year Ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $2,623).....         $ 1,242,192
Interest................................................             418,108
Other income............................................             153,259
                                                                 -----------
Total investment income.................................                             $ 1,813,559
EXPENSES:
Management fee..........................................             948,951
Distribution and service fees...........................             453,620
Shareholder account services............................             383,818
Auditing and legal fees.................................              73,507
Shareholder reports and communications..................              60,572
Registration............................................              48,701
Directors' fees and expenses............................              33,421
Custody and related services............................              30,000
Shareholders' meeting...................................              11,614
Miscellaneous...........................................              23,808
                                                                 -----------
Total expenses..........................................                               2,068,012
                                                                                     -----------
Net investment loss ....................................                                (254,453)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments........................          35,184,301
Net change in unrealized appreciation of investments....          24,927,528
                                                                 -----------
Net gain on investments ................................                              60,111,829
                                                                                     -----------
Increase in net assets from operations .................                             $59,857,376
                                                                                     ===========

-----------------------------
See notes to financial statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31
                                                                                    --------------------------------
                                                                                         1995                1994
                                                                                    -------------       ------------
OPERATIONS:
Net investment loss..........................................................       $   (254,453)        $ (756,459)
Net realized gain on investments.............................................         35,184,301         18,012,834
Net change in unrealized appreciation of investments.........................         24,927,528        (31,248,422)
                                                                                    -------------       ------------
Increase (decrease) in net assets from operations............................         59,857,376        (13,992,047)
                                                                                    -------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A....................................................................        (27,349,482)       (17,718,531)
  Class D....................................................................         (1,044,584)          (351,353)
                                                                                    -------------       ------------
Decrease in net assets from distributions....................................        (28,394,066)       (18,069,884)
                                                                                    -------------       ------------

                                                           SHARES
                                             --------------------------------
CAPITAL SHARE TRANSACTIONS:                        YEAR ENDED DECEMBER 31
                                             --------------------------------
                                                  1995                1994
                                             -------------       ------------
Net proceeds from sale of shares:
  Class A................................        733,030              537,358         10,961,004          8,103,350
  Class D................................        290,741              112,437          4,369,424          1,665,414
Exchanged from associated Funds:
  Class A................................      1,028,684              274,413         15,769,810          4,071,383
  Class D................................        132,768                6,633          1,987,004             93,444
Shares issued in payment of gain distributions:
  Class A................................      1,729,508            1,275,447         24,834,625         16,249,301
  Class D................................         62,511               26,625            860,777            330,484
                                              ----------           ----------       ------------       ------------
Total....................................      3,977,242            2,232,913         58,782,644         30,513,376
                                              ----------           ----------       ------------       ------------
Cost of shares repurchased:
  Class A................................     (1,250,270)          (1,315,179)       (18,467,977)       (19,543,622)
  Class D................................        (62,080)             (27,140)          (883,945)          (388,031)
Exchanged into associated Funds:
  Class A................................       (743,367)            (734,774)       (10,921,916)       (11,092,468)
  Class D................................        (60,208)             (43,927)          (881,945)          (652,829)
                                              ----------           ----------       ------------       ------------
Total....................................     (2,115,925)          (2,121,020)       (31,155,783)       (31,676,950)
                                              ----------           ----------       ------------       ------------
Increase (decrease) in net assets
   from capital share transactions.......      1,861,317              111,893         27,626,861         (1,163,574)
                                              ==========           ==========       ------------       ------------
Increase (decrease) in net assets............................................         59,090,171        (33,225,505)
NET ASSETS:
Beginning of year............................................................        165,735,492        198,960,997
                                                                                    ------------       ------------
End of year (including accumulated net investment loss of
   $89,966 and $79,609, respectively)........................................       $224,825,663       $165,735,492
                                                                                    ============       ============

-----------------------------
See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Seligman Capital Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to May 3, 1993, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.


2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks are valued at current market values or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.


b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995, amounted to $185,317,577 and $185,342,268, respectively.

     At December 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $66,484,439 and $3,099,301, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1995, was equivalent to an annual rate of 0.51% of the average daily net assets of the Fund.


     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of Fund shares and an affiliate of

================================================================================

--------------------------------------------------------------------------------

the Manager, received concessions of $32,091 from sales of Class A shares, after commissions of $241,684 paid to dealers.


     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1995, fees paid aggregated $406,896, or 0.22% per annum of the average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended December 31, 1995, fees paid amounted to $46,724, or 1% per annum of the average net daily assets of Class D shares.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions occurring within one year of purchase. For the year ended December 31, 1995, such charges amounted to $3,349.

    Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the period ended December 31, 1995, Seligman Services, Inc. received commissions of $2,981 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $39,543, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $365,118 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, and/or Seligman Data Corp.

    Fees of $23,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1995, of $89,966 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Class-specific expenses charged to Class A and Class D during the year ended December 31, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:

                                      CLASS A    CLASS D
                                      --------   -------
Distribution and service fees.....    $406,896   $46,724
Registration......................      11,724     7,007
Shareholder reports and
   communications.................       6,998       154

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    The total return based on net asset value measures the Fund's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid, at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

                                                           CLASS A                                  CLASS D
                                      ----------------------------------------------      ----------------------------
                                                                                             YEAR ENDED
                                                   YEAR ENDED DECEMBER 31                    DECEMBER 31      5/3/93*
                                      ----------------------------------------------      -----------------     TO
                                       1995**     1994**    1993      1992      1991       1995**    1994**  12/31/93
                                      ------     ------    ------    ------    ------     ------    ------    ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
   of period......................    $13.17     $15.95    $17.04    $16.66    $12.45     $12.82    $15.86    $16.43

Net investment income (loss)......      (.02)      (.06)     (.03)      .02       .03       (.14)     (.33)     (.08)
Net realized and unrealized
   investment gain (loss).........      4.74      (1.12)      .84      1.89      6.66       4.56     (1.11)     1.41

Increase (decrease) from
   investment operations..........      4.72      (1.18)      .81      1.91      6.69       4.42     (1.44)     1.33
Distributions from net
   gain realized..................     (2.30)     (1.60)    (1.90)    (1.53)    (2.48)    (2.30)     (1.60)    (1.90)

Net increase (decrease) in
   net asset value................      2.42      (2.78)    (1.09)      .38      4.21       2.12     (3.04)     (.57)
                                      ------     ------    ------    ------    ------     ------    ------    ------
Net asset value, end of period....    $15.59     $13.17    $15.95    $17.04    $16.66     $14.94    $12.82    $15.86
                                      ======     ======    ======    ======    ======     ======    ======    ======
TOTAL RETURN BASED
   ON NET ASSET VALUE  ...........     37.32%     (7.06)%    4.80%    11.56%    54.67%     35.98%    (8.75)%    8.12%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets....      1.09%      1.13%     1.13%      .96%     1.01%      2.02%     2.66%     2.26%+
Net investment income (loss)
   to average net assets..........      (.11)%     (.39)%    (.17)%     .11%      .25%     (1.06)%   (2.28)%   (1.32)%+
Portfolio turnover................    103.60%     70.72%    46.84%    42.32%    42.20%    103.60%    70.72%    46.84%++
Net assets, end of period
   (000's omitted)................    $215,688  $162,556  $196,212   $198,063  $172,676    $9,137    $3,179     $2,749

-----------------------------
  *Commencement of offering of Class D shares.
 **Per share amounts for the years 1995 and 1994 are calculated based on average shares outstanding.
  +Annualized.
 ++For the year ended December 31, 1993.
 See notes to financial statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 2, 1996

================================================================================
PROXY RESULTS
--------------------------------------------------------------------------------

Seligman Capital Fund Shareholders voted on the following proposals at the Special Meeting of Shareholders held on December 12, 1995, in New York, New York. Each Director was elected, and all other proposals were approved except for the proposals to amend the Management and Subadvisory Agreements. The description of each proposal and number of shares voted are as follows:

                                 FOR            AGAINST          NON-VOTE
                                 ---            -------          --------
Election of Directors:
   Fred E. Brown              8,685,355         286,571         3,137,121
   John R. Galvin             8,671,142         300,139         3,137,160
   Alice S. Ilchman           8,700,405         282,769         3,137,116
   Frank A. McPherson         8,674,329         297,905         3,137,126
   John E. Merow              8,702,766         280,690         3,137,115
   Betsy S. Michel            8,702,582         283,005         3,137,115
   William C. Morris          8,703,180         281,090         3,137,114
   James C. Pitney            8,701,135         283,324         3,137,115
   James Q. Riordan           8,692,392         292,066         3,137,116
   Ronald T. Schroeder        8,698,140         281,090         3,137,114
   Robert L. Shafer           8,702,110         282,983         3,137,115
   James N. Whitson           8,700,117         284,975         3,137,115
   Brian T. Zino              8,699,369         285,725         3,137,114


                                                                          FOR       AGAINST      ABSTAIN    NON-VOTE
                                                                          ---       -------      -------    --------
Ratification of Deloitte & Touche LLP as independent auditors:         8,565,710    119,738      301,077   3,136,962
Approval of amendments to the Management Agreement to increase
management fee payable by the Fund:                                    5,357,797   3,101,252     530,374   3,134,063
Approval of amendments to the Subadvisory Agreement to increase
the subadvisory fee payable by J. & W. Seligman & Co. Incorporated:    5,413,197   3,015,778     557,449   3,137,063
Approval of amendments of the Fund's fundamental investment policy to
permit mortgaging or pledging of its assets:                           7,117,581   1,330,649     538,194   3,137,062
Elimination of Fund's fundamental investment policy prohibiting
participation in a joint securities trading account:                   7,338,672   1,043,674     604,078   3,137,063


================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

Fred E. Brown
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

John R. Galvin 2, 4
DEAN, Fletcher School of Law
  and Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

Alice S. Ilchman 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

Frank A. McPherson 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

John E. Merow
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

Betsy S. Michel 2, 4
DIRECTOR OR TRUSTEE,
  Various Organizations

William C. Morris 1
CHAIRMAN
CHAIRMAN OF THE BOARD AND PRESIDENT,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

James C. Pitney 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

James Q. Riordan 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

Ronald T. Schroeder 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3, 4
VICE PRESIDENT, Pfizer Inc.
DIRECTOR, USLIFE Corporation

James N. Whitson 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
  Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

Brian T. Zino 1
PRESIDENT
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated


---------------------
Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Loris D. Muzzatti
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY

--------------------------------------------------------------------------------

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017


Important Telephone Numbers
(800) 221-2450  Shareholder Services

(800) 445-1777  Retirement Plan
                Services

(800) 622-4597  24-Hour Automated
                Telephone Access Service


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